Equity (Details Narrative) - EUR (€) € / shares in Units, € in Thousands	1 Months Ended	3 Months Ended	6 Months Ended
	Feb. 25, 2021	Jun. 30, 2022	Jun. 30, 2022
Other income (Details Narrative)
Description of common shares Sales Agreement			the Company filed a Form F-3 (Registration Statement) with the United States Securities and Exchange Commission (SEC) with respect to the offer and sale of securities of the Company. The Company also filed a prospectus supplement (Prospectus Supplement) with the SEC relating to an at-the-market program providing for the sale of up to $50.0 million of its common shares over time pursuant to a Sales Agreement with SVB Leerink LLC
Remaining value authorized for sale under the Sales Agreement		€ 35,200	€ 35,200
Sold common shares through a public offering	15,000,000
Sold at a price	€ 5.00
Warrant to purchase a common share at an exercise price	5.80
Nominal value	€ 0.12
Gross offering proceeds	€ 3,700
Underwriting discounts	400
Other offering expenses	€ 300	€ 15	€ 30